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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934


Date of report                   July 22, 2004
                         -----------------------------------
(Date of earliest reported event)


                                COTT CORPORATION
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             (Exact name of registrant as specified in its charter)



            CANADA                              000-19914                           None
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   (State or other jurisdiction of       (Commission File Number)             (I.R.S. Employer
   incorporation or organization)                                          Identification Number)


                        207 Queen's Quay West, Suite 340
                            Toronto, Ontario M5J 1A7
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            (Address of principal executive offices)   (Postal Code)


                                 (416) 203-3898
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              (Registrant's telephone number, including area code)


                                       N/A
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          (Former name or former address, if changed since last report)


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ITEM 5. OTHER EVENTS AND REQUIRED FD DISCLOSURE

C. Hunter Boll, Thomas M. Hagerty, and David V. Harkins will resign as directors of Cott Corporation effective July 23, 2004.


ITEM 12. RESULTS OF OPERATION AND FINANCIAL CONDITION

On July 22, 2004, Cott Corporation issued a press release announcing its financial results for the three and six month periods ended July 3, 2004. This press release is furnished herewith as Exhibit 99.1 of this Form 8-K and is incorporated by reference into this Item 12 as if fully set forth herein.




                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            COTT CORPORATION
                                            (Registrant)


Date:    July 22, 2004                       /s/ Raymond P. Silcock
                                             --------------------------------
                                             Raymond P. Silcock
                                             Executive Vice President &
                                             Chief Financial Officer

                                  EXHIBIT INDEX

Number     Description
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 99.1 Press Release dated July 22, 2004 announcing the Company's earnings for the three and six month periods ended July 3, 2004.




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